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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                   ----------------

                                       FORM 8-K

                                    CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   FEBRUARY 24, 1999

                                 ROYAL OAK MINES INC.
               ------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            COMMISSION FILE NUMBER 1-4350

     ONTARIO, CANADA                         98-0160821
-------------------------------              -------------------------------
(STATE OR OTHER JURISDICTION OF              (I.R.S. EMPLOYER IDENTIFICATION
INCORPORATION OR ORGANIZATION)               NO.)

C/O ROYAL OAK MINES (USA) INC.
5501 LAKEVIEW DRIVE
KIRKLAND,  WASHINGTON
U.S.A.                                       98033
-------------------------------              -------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (POSTAL/ZIP CODE)

(425) 822-8992
-------------------------------
REGISTRANT'S TELEPHONE NUMBER,
INCLUDING AREA CODE

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Item 5.   Other Events

     On February 24, 1999, the Registrant issued the following press release:

[Royal Oak Mines Inc. Press Release Letterhead]

                         FOR IMMEDIATE RELEASE FROM KIRKLAND

                                  FEBRUARY 24, 1999

-------------------------------------------------------------------------------

             ROYAL OAK COMMON SHARES DELISTED ON AMERICAN STOCK EXCHANGE

ROYAL OAK MINES INC. (TSE AND AMEX: RYO) today announced that the Company has been advised by the American Stock Exchange (AMEX) that its Common Stock is being removed from the AMEX.

This action became necessary because the Company no longer fully satisfies all of the guidelines of the AMEX for continued listing. The AMEX has advised the Company that the trading halt instituted on February 16, 1999 in the Company's Common Stock on the AMEX will not be lifted.

The Company expects that a market for its stock will develop over-the-counter on the OTC Bulletin Board in the United States and that trading will continue on The Toronto Stock Exchange.


For further information, contact:

J. Patrick Howe
Howe & Company Inc.
(416) 863-6632
E-mail: jphowe@howeco.com


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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        ROYAL OAK MINES INC.


Date: February 24, 1999                 By: /s/ M.K. Witte
                                            ------------------------------
                                            M.K. Witte
                                            President and CEO


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